Exhibit 99.1
Contact:	Peter W. Keegan
Senior Vice President
(212) 521-2950

Candace Leeds
V.P. of Public Affairs
(212) 521-2416

Joshua E. Kahn
Investor Relations
(212) 521-2788

FOR IMMEDIATE RELEASE
______________________

LOEWS CORPORATION REPORTS
_________________________________
NET INCOME FOR THE FIRST QUARTER OF 2003
_________________________________________

   NEW YORK, May 8, 2003 -- Loews Corporation (NYSE:LTR;CG) today reported consolidated net income (including both the Loews Group and Carolina Group) for the 2003 first quarter of $190.0 million, compared to $212.8 million in the 2002 first quarter.

The following table summarizes the revenues, net income and earnings per share information.
Three Months Ended March 31,
____________________________
	2003	2002 (a)
____________________________
(In millions, except per share data)

Consolidated:
Revenues (b)	$ 3,949.2	$ 4,792.3
Net income	$ 190.0	$ 212.8

Per Share: (c)
Income per share of Loews common stock:
Income from continuing operations	$ 0.87	$ 1.39
Discontinued operations--net		(0.16)
Cumulative effect of changes in accounting principles--net		(0.21)
____________________________

Net income	$ 0.87	$ 1.02
============================

Net income per share of Carolina Group stock	$ 0.72	$ 0.45
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(a)

Restated to reflect an adjustment to the Company's historical accounting for CNA's investment in life settlement contracts and the related revenue recognition. The impact of this adjustment on operating results in 2002 was insignificant.

(b)	Revenue includes premiums of $616.0 for 2002, related to the National Postal Mail Handlers contract at CNA which was transferred on July 1, 2002.
(c)	The Company has two classes of common stock, Loews common stock and Carolina Group stock, issued in February 2002.

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   Net income for the 2002 first quarter included a loss from discontinued operations at CNA of $31.0 million or $0.16 per share of Loews common stock and a charge for accounting changes of $39.6 million or $0.21 per share of Loews common stock, related to accounting for goodwill and other intangible assets at CNA.

   Consolidated net operating income for the first quarter of 2003 amounted to $246.6 million (determined by excluding net investment losses of $56.6 million from net income). Consolidated net operating income for the first quarter of 2002 amounted to $267.6 million (determined by excluding net investment gains of $15.8 million, loss from discontinued operations of $31.0 million and the cumulative effect of accounting changes of $39.6 million from net income).

   Net operating income attributable to Loews common stock for the first quarter of 2003 amounted to $218.0 million (determined by excluding net investment losses of $56.6 million and income attributable to Carolina Group stock of $28.6 million from net income). Net operating income attributable to Loews common stock for the first quarter of 2002 amounted to $249.9 million (determined by excluding net investment gains of $15.5 million, income attributable to Carolina Group stock of $18.0 million, loss from discontinued operations of $31.0 million and the cumulative effect of accounting changes of $39.6 million from net income).

   Net income attributable to Carolina Group stock for the first quarter of 2003 was $28.6 million or $0.72 per Carolina Group share, compared to $18.0 million, or $0.45 per Carolina Group share in the first quarter of 2002.

At March 31, 2003, the book value per share of Loews common stock was $63.46, compared to $61.68 at December 31, 2002.

   At March 31, 2003, there were 185,447,050 shares of Loews common stock outstanding and 39,910,000 shares of Carolina Group stock outstanding. Depending on market conditions, the Company from time to time purchases shares of its, and its subsidiaries', outstanding common stock in the open market or otherwise.

   In February 2002 the Company created a second class of common stock, called Carolina Group stock, a tracking stock intended to reflect the economic performance of a group of the Company's assets and liabilities, called the Carolina Group, principally consisting of the Company's subsidiary Lorillard, Inc. In an initial public offering, the Company issued shares of Carolina Group Stock representing a 23.17% interest in the economic performance of the Carolina Group. Loews common stock will continue to represent the economic performance of the Company's remaining assets, including the interest in the Carolina Group not represented by Carolina Group Stock. At March 31, 2003, the outstanding Carolina Group stock represents a 23.01% economic interest in the economic performance of the Carolina Group.

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   A conference call to discuss the first quarter results of Loews Corporation has been scheduled for 11:00 a.m. EDT, Thursday, May 8, 2003. A live broadcast of the call will be available online at the Loews Corporation website (www.loews.com). Please go to the website at least ten minutes before the event begins to register and to download and install any necessary audio software. Those interested in participating in the question and answer session of the conference call should dial (877) 692-2592. An online replay will be available at the Company's website for one week following the call.

   A conference call to discuss the first quarter results of CNA has been scheduled for 10:00 a.m. EDT, Thursday, May 8, 2003. A live broadcast of the call will be available online at the CNA website (http://investors.cna.com). Please go to the website at least ten minutes before the event begins to register and to download and install any necessary audio software. Those interested in participating in the question and answer session of the conference call should dial (888) 203-1112, passcode 614808. An online replay will be available at CNA's website until the date of the next conference call.

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Loews Corporation and Subsidiaries
Financial Review

	Three Months Ended March 31,
	_______________________________
	2003	2002(h)
	_______________________________
	(Amounts in millions, except per
	share data)

Revenues:
Insurance premiums and net investment income (a)	$ 2,741.2	$ 3,322.7
Manufactured products (b)	884.0	1,004.8
Other (c)	324.0	464.8
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Total	3,949.2	4,792.3
	_______________________________

Expenses:
Insurance claims & policyholders' benefits	1,869.8	2,310.1
Cost of manufactured products sold (b)	481.2	607.7
Other (d)	1,316.3	1,391.9
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Total	3,667.3	4,309.7
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	281.9	482.6
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Income tax expense	92.9	171.2
Minority interest	(1.0)	28.0
	_______________________________

Total	91.9	199.2
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Income from continuing operations	190.0	283.4
Discontinued operations-net		(31.0)
Cumulative effect of change in accounting principles-net (e)		(39.6)
	_______________________________
Net income	$ 190.0	$ 212.8
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Net income attributable to:
Loews common stock:
Income from continuing operations	$ 161.4	$ 265.4
Discontinued operations-net		(31.0)
Cumulative effect of change in accounting principles-net (e)		(39.6)
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Loews common stock	161.4	194.8
Carolina Group stock (f)	28.6	18.0
	_______________________________
	$ 190.0	$ 212.8
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Income per Loews common stock (g):
Income from continuing operations	$ 0.87	$ 1.39
Discontinued operations-net		(0.16)
Cumulative effect of changes in accounting principles-net (e)		(0.21)
	_______________________________
Net income	$ 0.87	$ 1.02
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Net income per share of Carolina stock (g)	$ 0.72	$ 0.45
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Weighted number of shares outstanding:
Loews common stock	185.45	191.09
Carolina Group stock	39.91	40.25

(a)	Includes investment (losses) gains of $(95.6) and $23.5 for the respective periods.
(b)	Includes excise taxes of $156.9 and $180.4 paid on sales of manufactured products for the respective periods.
(c)

Revenue for 2002 has been restated for comparative purposes to reflect the adoption of new accounting principles related to reimbursements received by Diamond Offshore for "Out-of-Pocket" expenses incurred.

(d)	Includes a $28.0 charge in 2003 ($17.1 after taxes) to resolve indemnification claims and trademark matters in connection with the 1977 sale by Lorillard of its international business.
(e)	Adoption of SFAS No. 142, accounting for goodwill and other intangible assets at the CNA subsidiary.
(f)

Represents 23.01% and 23.17% of the economic interest in the Carolina Group for the three month and two month periods ended March 31, 2003 and 2002 from the February 2002 initial public offering of Carolina Group stock.

(g)

Earnings per common share-assuming dilution is not presented because securities that could potentially dilute basic earnings per common share in the future would have been insignificant or antidilutive for the periods presented.

(h)	Restated to reflect an adjustment to the Company's historical accounting for CNA's investment in life settlement contracts and the related revenue recognition.

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Loews Corporation and Subsidiaries
Additional Financial Information

	Three Months Ended March 31,
	_______________________________
	2003	2002(f)
	_______________________________
	(In millions)

Revenues:
CNA Financial	$ 2,921.6	$ 3,444.7
Lorillard (a)	851.9	984.3
Loews Hotels	76.4	77.2
Diamond Offshore (b)	152.0	211.9
Bulova	41.1	32.7
Investment income-net and other (c)	1.8	18.0
	_______________________________

	4,044.8	4,768.8
	_______________________________

Investment (losses) gains:
CNA Financial	(76.1)	1.0
Corporate and other	(19.5)	22.5
	_______________________________

	(95.6)	23.5
	_______________________________

Total	$ 3,949.2	$ 4,792.3
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Income Before Taxes:
CNA Financial	$ 184.1	$ 171.6
Lorillard (d)	203.9	243.7
Loews Hotels	8.0	9.5
Diamond Offshore	(28.8)	27.7
Bulova	4.3	3.0
Investment income-net and other (c)	(41.1)	(25.2)
	_______________________________
	330.4	430.3
	_______________________________
Investment (losses) gains:
CNA Financial	(76.1)	1.0
Corporate and other	(19.2)	22.0
	_______________________________

	(95.3)	23.0
	_______________________________

Loews common stock	235.1	453.3
Carolina Group stock (e)	46.8	29.3
	_______________________________

Total	$ 281.9	$ 482.6
	===============================

Net Income:
CNA Financial	$ 123.4	$ 100.9
Lorillard (d)	124.8	149.0
Loews Hotels	5.1	6.0
Diamond Offshore	(12.1)	8.7
Bulova	3.0	1.6
Investment income-net and other (c)	(26.2)	(16.3)
	_______________________________

	218.0	249.9
	_______________________________

Investment (losses) gains:
CNA Financial	(43.9)	2.2
Corporate and other	(12.7)	13.3
	_______________________________
	(56.6)	15.5
	_______________________________

Income from continuing operations	161.4	265.4
Discontinued operations-net		(31.0)
Cumulative effect of changes in accounting principles-net		(39.6)
	_______________________________
Loews common stock	161.4	194.8
Carolina Group stock (e)	28.6	18.0
	_______________________________
Total	$ 190.0	$ 212.8
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(a)	Includes excise taxes of $156.9 and $180.4 paid on sales of manufactured products for the respective periods.
(b)

Revenue for 2002 has been restated for comparative purposes to reflect the adoption of new accounting principles related to reimbursements received by Diamond Offshore for "Out-of-Pocket" expenses incurred.

(c)	Consists primarily of corporate investment income, interest expenses and other unallocated expenses.
(d)	Represents the Loews Group's intergroup interest in the earnings of the Carolina Group.
(e)

Represents 23.01% and 23.17% of the economic interest in the Carolina Group for the three month and two month periods ended March 31, 2003 and 2002 from the February 2002 initial public offering of Carolina Group stock.

(f)	Restated to reflect an adjustment to the Company's historical accounting for CNA's investment in life settlement contracts and the related revenue recognition.

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